EXHIBIT 99.1
OCTOBER 27, 2023
NEWS FOR IMMEDIATE RELEASE
CONTACT: ERIC J. DOSCH, CFO
985.375.0308

First Guaranty Bancshares, Inc. Announces Third Quarter 2023 Results

Hammond, Louisiana, October 27, 2023 – First Guaranty Bancshares, Inc. ("First Guaranty") (NASDAQ: FGBI), the holding company for First Guaranty Bank, announced its unaudited financial results for the quarter ending September 30, 2023.

We are making progress. In a time in which all banks have been battling the squeeze between loan interest rates and the rates to be paid for deposits, it appears that, in the second half of the third quarter, we passed the bottom and began to climb upward. Our loan portfolio before unearned income continued to grow as it grew to $2,707,669,000 as of September 30, 2023 compared to $2,599,099,000 as of June 30, 3023 and $2,526,720,000 as of December 31, 2022. Total interest income for the quarter ending September 30, 2023 was $47,627,000 compared to $43,781,000 for the quarter ending June 30, 2023 and $41,287,000 for the quarter ending March 31, 2023 and $38,307,000 for the quarter ending December 31, 2022. Our total non-interest expense for the quarter ending September 30, 2023 was $19,996,000 compared to $19,735,000 for quarter ending June 30, 2023 and $20,166,000 for quarter ending March 31, 2023.

We are making progress. This is not to say that the struggles are over. Our entire staff has reacted positively and strongly to reduce expenses. Everyone involved in Loan Production, Credit, and Loan Processing has been and continues to work very diligently to obtain new loans and get them expedited, approved, and earning.

We appreciate the patience and understanding of our shareholders. We are making progress. We will prevail and continue to build First Guaranty into a profitable investment with a fortress balance sheet.

Sincerely,

Alton B. Lewis
President and CEO
First Guaranty, Bancshares, Inc.

About First Guaranty
First Guaranty Bancshares, Inc. is the holding company for First Guaranty Bank, a Louisiana state-chartered bank. Founded in 1934, First Guaranty Bank offers a wide range of financial services and focuses on building client relationships and providing exceptional customer service. First Guaranty Bank currently operates thirty-six locations throughout Louisiana, Texas, Kentucky and West Virginia. First Guaranty’s common stock trades on the NASDAQ under the symbol FGBI. For more information, visit www.fgb.net.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact which represent our current judgement about possible future events. We believe these judgements are reasonable, but these statements are not guarantees of any future events or financial results, and our actual results may differ materially due to a variety of factors, many of which are described in our most recent Annual Report on Form 10-K and our other filings with the U.S. Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or otherwise revise any forward-looking statements.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands, except share data)	September 30, 2023	December 31, 2022
Assets
Cash and cash equivalents:
Cash and due from banks	$200,825	$82,796
Federal funds sold	450	423
Cash and cash equivalents	201,275	83,219

Investment securities:
Available for sale, at fair value	79,857	131,458
Held to maturity, at cost and net of allowance for credit losses of $80 and $0 (estimated fair value of $234,771 and $242,560 respectively)	320,624	320,068
Investment securities	400,481	451,526

Federal Home Loan Bank stock, at cost	13,241	6,528
Loans held for sale	—	—

Loans, net of unearned income	2,699,393	2,519,077
Less: allowance for credit losses	31,936	23,518
Net loans	2,667,457	2,495,559

Premises and equipment, net	64,006	58,206
Goodwill	12,900	12,900
Intangible assets, net	4,366	4,979
Other real estate, net	1,135	113
Accrued interest receivable	16,728	13,002
Other assets	36,645	25,315
Total Assets	$3,418,234	$3,151,347

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing demand	$458,392	$524,415
Interest-bearing demand	1,435,555	1,460,259
Savings	214,371	205,760
Time	706,691	533,358
Total deposits	2,815,009	2,723,792

Short-term advances from Federal Home Loan Bank	125,000	120,000
Short-term borrowings	20,000	20,000
Repurchase agreements	7,659	6,442
Accrued interest payable	10,780	4,289
Long-term advances from Federal Home Loan Bank	155,000	—
Senior long-term debt	20,306	21,927
Junior subordinated debentures	15,000	15,000
Other liabilities	10,658	4,906
Total Liabilities	3,179,412	2,916,356

Shareholders' Equity
Preferred stock, Series A - $1,000 par value - 100,000 shares authorized
Non-cumulative perpetual; 34,500 issued and outstanding	33,058	33,058
Common stock, $1 par value - 100,600,000 shares authorized; 11,431,083 and 10,716,796 shares issued and outstanding	11,431	10,717
Surplus	139,379	130,093
Retained earnings	69,247	76,351
Accumulated other comprehensive (loss) income	(14,293)	(15,228)
Total Shareholders' Equity	238,822	234,991
Total Liabilities and Shareholders' Equity	$3,418,234	$3,151,347
See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except share data)	2023	2022	2023	2022
Interest Income:
Loans (including fees)	$43,407	$32,386	$121,846	$90,423
Deposits with other banks	1,897	561	3,719	924
Securities (including FHLB stock)	2,323	2,303	7,130	6,922
Total Interest Income	47,627	35,250	132,695	98,269

Interest Expense:
Demand deposits	16,102	6,243	44,187	11,403
Savings deposits	1,001	267	2,418	429
Time deposits	6,504	2,533	15,304	7,828
Borrowings	3,575	758	7,127	1,867
Total Interest Expense	27,182	9,801	69,036	21,527

Net Interest Income	20,445	25,449	63,659	76,742
Less: Provision for credit losses	627	1,509	1,489	2,898
Net Interest Income after Provision for Credit Losses	19,818	23,940	62,170	73,844

Noninterest Income:
Service charges, commissions and fees	858	814	2,461	2,364
ATM and debit card fees	796	864	2,449	2,591
Net gains (losses) on securities	—	—	—	(17)
Net gains on sale of loans	—	1,624	12	1,713
Other	835	716	3,083	1,856
Total Noninterest Income	2,489	4,018	8,005	8,507

Total Business Revenue, Net of Provision for Credit Losses	22,307	27,958	70,175	82,351

Noninterest Expense:
Salaries and employee benefits	10,429	9,181	30,365	27,246
Occupancy and equipment expense	2,121	2,295	6,542	6,748
Other	7,446	6,312	22,990	18,364
Total Noninterest Expense	19,996	17,788	59,897	52,358

Income Before Income Taxes	2,311	10,170	10,278	29,993
Less: Provision for income taxes	539	2,117	2,362	6,230
Net Income	1,772	8,053	7,916	23,763
Less: Preferred stock dividends	582	582	1,747	1,747
Net Income Available to Common Shareholders	$1,190	$7,471	$6,169	$22,016

Per Common Share:
Earnings	$0.10	$0.70	$0.56	$2.05
Cash dividends paid	$0.16	$0.16	$0.48	$0.48

Weighted Average Common Shares Outstanding	11,431,083	10,716,796	11,022,919	10,716,796
See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Three Months Ended September 30, 2023			Three Months Ended September 30, 2022
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$145,235	$1,897	5.18%	$109,333	$561	2.04%
Securities (including FHLB stock)	412,169	2,323	2.24%	460,370	2,303	1.98%
Federal funds sold	331	—	—%	272	—	—%
Loans held for sale	—	—	—%	—	—	—%
Loans, net of unearned income (6)	2,632,564	43,407	6.54%	2,344,868	32,386	5.48%
Total interest-earning assets	3,190,299	$47,627	5.92%	2,914,843	$35,250	4.80%

Noninterest-earning assets:
Cash and due from banks	18,418			17,611
Premises and equipment, net	62,348			58,126
Other assets	27,420			27,430
Total Assets	$3,298,485			$3,018,010

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$1,429,402	$16,102	4.47%	$1,397,720	$6,243	1.77%
Savings deposits	216,089	1,001	1.84%	220,567	267	0.48%
Time deposits	678,521	6,504	3.80%	532,253	2,533	1.89%
Borrowings	251,317	3,575	5.64%	74,078	758	4.06%
Total interest-bearing liabilities	2,575,329	$27,182	4.19%	2,224,618	$9,801	1.75%

Noninterest-bearing liabilities:
Demand deposits	461,489			554,218
Other	20,660			10,448
Total Liabilities	3,057,478			2,789,284

Shareholders' equity	241,007			228,726
Total Liabilities and Shareholders' Equity	$3,298,485			$3,018,010
Net interest income		$20,445			$25,449

Net interest rate spread (1)			1.73%			3.05%
Net interest-earning assets (2)	$614,970			$690,225
Net interest margin (3), (4)			2.54%			3.46%

Average interest-earning assets to interest-bearing liabilities			123.88%			131.03%
(1)Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)Net interest margin represents net interest income divided by average total interest-earning assets.
(4)The tax adjusted net interest margin was 2.55% and 3.47% for the above periods ended September 30, 2023 and 2022 respectively. A 21% tax rate was used to calculate the effect on securities income from tax exempt securities for the above periods ended September 30, 2023 and 2022 respectively.
(5)Annualized.
(6)Includes loan fees of $1.5 million and $1.8 million for the three months ended September 30, 2023 and 2022 respectively. PPP loan fee income of $0 and $0.2 million was recognized for the three months ended September 30, 2023 and 2022 respectively.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Nine Months Ended September 30, 2023			Nine Months Ended September 30, 2022
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$102,976	$3,719	4.83%	$158,206	$924	0.78%
Securities (including FHLB stock)	415,442	7,130	2.29%	450,100	6,922	2.06%
Federal funds sold	391	—	—%	222	—	—%
Loans held for sale	—	—	—%	—	—	—%
Loans, net of unearned income (6)	2,576,793	121,846	6.32%	2,248,445	90,423	5.38%
Total interest-earning assets	3,095,602	$132,695	5.73%	2,856,973	$98,269	4.60%

Noninterest-earning assets:
Cash and due from banks	18,706			18,472
Premises and equipment, net	60,157			58,251
Other assets	27,707			28,461
Total Assets	$3,202,172			$2,962,157

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$1,458,405	$44,187	4.05%	$1,350,190	$11,403	1.13%
Savings deposits	211,515	2,418	1.53%	212,013	429	0.27%
Time deposits	624,190	15,304	3.28%	552,340	7,828	1.89%
Borrowings	165,508	7,127	5.76%	59,263	1,867	4.21%
Total interest-bearing liabilities	2,459,618	$69,036	3.75%	2,173,806	$21,527	1.32%

Noninterest-bearing liabilities:
Demand deposits	489,154			554,388
Other	16,954			8,424
Total Liabilities	2,965,726			2,736,618

Shareholders' equity	236,446			225,539
Total Liabilities and Shareholders' Equity	$3,202,172			$2,962,157
Net interest income		$63,659			$76,742

Net interest rate spread (1)			1.98%			3.28%
Net interest-earning assets (2)	$635,984			$683,167
Net interest margin (3), (4)			2.75%			3.59%

Average interest-earning assets to interest-bearing liabilities			125.86%			131.43%
(1)Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)Net interest margin represents net interest income divided by average total interest-earning assets.
(4)The tax adjusted net interest margin was 2.75% and 3.60% for the above periods ended September 30, 2023 and 2022 respectively. A 21% tax rate was used to calculate the effect on securities income from tax exempt securities for the above periods ended September 30, 2023 and 2022 respectively.
(5)Annualized.
(6)Includes loan fees of $4.3 million and $6.3 million for the nine months ended September 30, 2023 and 2022 respectively. PPP loan fee income of $16,000 and $1.3 million was recognized for the nine months ended September 30, 2023 and 2022 respectively.

The following table summarizes the components of First Guaranty's loan portfolio as of September 30, 2023, June 30, 2023, March 31, 2023, and December 31, 2022:

	September 30, 2023		June 30, 2023		March 31, 2023		December 31, 2022
(in thousands except for %)	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category
Real Estate:
Construction & land development	$342,246	12.6%	$301,259	11.6%	$289,486	11.2%	$233,091	9.2%
Farmland	31,361	1.1%	29,398	1.1%	23,065	0.9%	24,823	1.0%
1- 4 Family	419,045	15.5%	406,148	15.6%	385,984	14.9%	366,330	14.5%
Multifamily	121,206	4.5%	121,342	4.7%	120,620	4.7%	119,785	4.7%
Non-farm non-residential	1,052,750	38.9%	1,025,073	39.5%	1,027,199	39.8%	992,929	39.3%
Total Real Estate	1,966,608	72.6%	1,883,220	72.5%	1,846,354	71.5%	1,736,958	68.7%
Non-Real Estate:
Agricultural	47,949	1.8%	47,924	1.8%	40,351	1.6%	39,045	1.5%
Commercial and industrial(1)	354,836	13.1%	338,023	13.0%	344,332	13.3%	385,279	15.3%
Commercial leases	292,208	10.8%	282,161	10.9%	302,450	11.7%	317,574	12.6%
Consumer and other	46,068	1.7%	47,771	1.8%	49,157	1.9%	47,864	1.9%
Total Non-Real Estate	741,061	27.4%	715,879	27.5%	736,290	28.5%	789,762	31.3%
Total loans before unearned income	2,707,669	100.0%	2,599,099	100.0%	2,582,644	100.0%	2,526,720	100.0%
Unearned income	(8,276)		(8,433)		(8,402)		(7,643)
Total loans net of unearned income	$2,699,393		$2,590,666		$2,574,242		$2,519,077
(1) Includes PPP loans fully guaranteed by the SBA of $3.1 million, $5.4 million, $5.7 million, and $5.9 million at September 30, 2023, June 30, 2023, March 31, 2023, and December 31, 2022, , respectively.

The table below sets forth the amounts and categories of our nonperforming assets at the dates indicated.

(in thousands)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Nonaccrual loans:
Real Estate:
Construction and land development	$664	$518	$221	$225
Farmland	874	867	677	290
1- 4 family	6,827	6,320	6,209	3,826
Multifamily	537	537	—	—
Non-farm non-residential	8,403	8,285	2,675	3,746
Total Real Estate	17,305	16,527	9,782	8,087
Non-Real Estate:
Agricultural	1,378	1,375	1,469	1,622
Commercial and industrial	2,827	2,167	1,026	819
Commercial leases	1,799	1,818	1,799	1,799
Consumer and other	2,246	2,016	1,593	1,239
Total Non-Real Estate	8,250	7,376	5,887	5,479
Total nonaccrual loans	25,555	23,903	15,669	13,566

Loans 90 days and greater delinquent & accruing:
Real Estate:
Construction and land development	182	182	190	427
Farmland	2,693	—	—	—
1- 4 family	593	295	—	332
Multifamily	—	—	—	157
Non-farm non-residential	956	—	1,641	103
Total Real Estate	4,424	477	1,831	1,019
Non-Real Estate:
Agricultural	61	61	—	—
Commercial and industrial	3,659	—	6,244	123
Commercial leases	—	—	—	—
Consumer and other	—	—	—	—
Total Non-Real Estate	3,720	61	6,244	123
Total loans 90 days and greater delinquent & accruing	8,144	538	8,075	1,142

Total non-performing loans	33,699	24,441	23,744	14,708

Real Estate Owned:
Real Estate Loans:
Construction and land development	251	251	—	—
Farmland	—	—	—	—
1- 4 family	194	248	113	113
Multifamily	—	—	—	—
Non-farm non-residential	690	774	774	—
Total Real Estate	1,135	1,273	887	113
Non-Real Estate Loans:
Agricultural	—	—	—	—
Commercial and industrial	—	—	—	—
Commercial leases	—	—	—	—
Consumer and other	—	—	—	—
Total Non-Real Estate	—	—	—	—
Total Real Estate Owned	1,135	1,273	887	113

Total non-performing assets	$34,834	$25,714	$24,631	$14,821

Non-performing assets to total loans	1.29%	0.99%	0.96%	0.59%
Non-performing assets to total assets	1.02%	0.79%	0.76%	0.47%
Non-performing loans to total loans	1.25%	0.94%	0.92%	0.58%
Nonaccrual loans to total loans	0.95%	0.92%	0.61%	0.54%
Allowance for credit losses to nonaccrual loans	124.97%	133.29%	200.83%	173.36%
Net loan charge-offs to average loans	0.05%	0.04%	0.08%	0.18%

Non-GAAP Financial Measures

Our accounting and reporting policies conform to accounting principles generally accepted in the United States, or GAAP, and the prevailing practices in the banking industry. However, we also evaluate our performance based on certain additional metrics. Tangible book value per share and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures.

Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total shareholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names.

The following table reconciles, as of the dates set forth below, shareholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

	At September 30,	At December 31,
(in thousands except for share data and %)	2023	2022	2021	2020	2019
Tangible Common Equity
Total shareholders' equity	$238,822	$234,991	$223,889	$178,591	$166,035
Adjustments:
Preferred	33,058	33,058	33,058	—	—
Goodwill	12,900	12,900	12,900	12,900	12,942
Acquisition intangibles	3,832	4,355	5,051	5,815	6,527
Tangible common equity	$189,032	$184,678	$172,880	$159,876	$146,566
Common shares outstanding	11,431,083	10,716,796	10,716,796	10,716,796	10,716,796
Book value per common share	$18.00	$18.84	$17.81	$16.66	$15.49
Tangible book value per common share	$16.54	$17.23	$16.13	$14.92	$13.68
Tangible Assets
Total Assets	$3,418,234	$3,151,347	$2,878,120	$2,473,078	$2,117,216
Adjustments:
Goodwill	12,900	12,900	12,900	12,900	12,942
Acquisition intangibles	3,832	4,355	5,051	5,815	6,527
Tangible Assets	$3,401,502	$3,134,092	$2,860,169	$2,454,363	$2,097,747
Tangible common equity to tangible assets	5.56%	5.89%	6.04%	6.51%	6.99%